Exhibit 10.1

Execution Version

THIRD AMENDMENT TO FIFTH AMENDED AND RESTATED LOAN AGREEMENT

This Third Amendment to the Fifth Amended and Restated Loan Agreement (this "Amendment"), dated as of January 4, 2022, is entered into by and among WHITEHORSE FINANCE CREDIT I, LLC (the "Company"), JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as lender (the "Lender") and administrative agent (the "Administrative Agent"), CITIBANK, N.A., as collateral agent (the "Collateral Agent") and securities intermediary (the "Securities Intermediary"), WHITEHORSE FINANCE, INC. (the "Portfolio Manager") and Virtus Group LP, as collateral administrator (the "Collateral Administrator"). Reference is hereby made to the Fifth Amended and Restated Loan Agreement (as amended by the First Amendment dated as of July 15, 2021, as amended by the Second Amendment dated as of October 4, 2021 and as further amended or modified from time to time, the "Loan Agreement"), dated as of April 28, 2021, among the Company, the Lender, the Administrative Agent, the Collateral Agent, the Securities Intermediary, the Portfolio Manager and the Collateral Administrator. Capitalized terms used herein without definition shall have the meanings assigned thereto in the Loan Agreement.

WHEREAS, the parties hereto are parties to the Loan Agreement;

WHEREAS, the parties hereto desire to amend the terms of the Loan Agreement in accordance with Section 10.05 thereof as provided for herein; and

ACCORDINGLY, the Loan Agreement is hereby amended as follows:

SECTION 1.AMENDMENT TO THE LOAN AGREEMENT

The definition of "Bridge Commitment Period" is deleted in its entirety and is replaced with the following:

"Bridge Commitment Period" means the period beginning on, and including, the Second Amendment Effective Date and ending on, but excluding, the date that is four calendar months following the Second Amendment Effective Date.

SECTION 2.MISCELLANEOUS.

(A)The effectiveness of this Amendment shall be subject to receipt by the Administrative Agent of (i) the fee payable in accordance with the Third Amendment Effective Date Letter and (ii) to the extent the Company qualifies as a "legal entity customer" under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Company.

(B)The parties hereto hereby agree that, except as specifically amended herein, the Loan Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects. Except as specifically provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Loan Agreement, or constitute a waiver of any provision of any other agreement.

(C)The Collateral Administrator, the Collateral Agent and the Securities Intermediary are hereby directed to execute and deliver this Amendment.

(D)The effectiveness of this Amendment shall be subject to receipt by the Administrative Agent of an opinion of counsel for the Company to the effect that this Amendment constitutes a legal, valid and binding obligation of the Company (subject to standard qualifications and assumptions).

(E)The Portfolio Manager hereby certifies that (i) all of the Company’s representations and warranties set forth in Section 6.01 of the Loan Agreement are true and correct (subject to any materiality qualifiers set forth therein) as of the date hereof and (ii) as of the date hereof, no Default, Event of Default or Market Value Cure Failure has occurred and is continuing.

(F)This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

(G)This Amendment may be executed in any number of counterparts by facsimile or other written form of communication, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

(H)This Amendment shall be effective as of the date of this Amendment first written above.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

WHITEHORSE FINANCE CREDIT I, LLC

By:	/s/ Joyson C. Thomas
	Name:	Joyson C. Thomas
	Title:	Authorized Signatory

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ James Greenfield
	Name:	James Greenfield
	Title:	Executive Director

CITIBANK, N.A., as Collateral Agent

By:	/s/ Jose Mayorga
	Name:	Jose Mayorga
	Title:	Senior Trust Officer

CITIBANK, N.A., as Securities Intermediary

By:	/s/ Jose Mayorga
	Name:	Jose Mayorga
	Title:	Senior Trust Officer

VIRTUS GROUP LP, as Collateral Administrator

By:	Rocket Partners holdings, LLC, its General Partner

By:	/s/ Paul Plank
	Name:	Paul Plank
	Title:	Authorized Signatory

WHITEHORSE FINANCE, INC., as Portfolio Manager

By:	/s/ Joyson C. Thomas
	Name:	Joyson C. Thomas
	Title:	Authorized Signatory

The Financing Provider

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ James Greenfield
	Name:	James Greenfield
	Title:	Executive Director